UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2014

E-WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-165863	26-4018362
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 E. Flamingo, #3101, Las Vegas, Nevada 89119 (Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  650-283-2907

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 1, 2014 E-Waste Systems, Inc. (the “Company”) was notified by e-mail of the resignation of its independent, public accounting firm, MaloneBailey, LLP, effective that date.  The Company’s Board of Directors has accepted the resignation of MaloneBailey LLP and has commenced interviews for a  new independent public accounting firm.

MaloneBailey, LLP has not issued a report on the financial statements of the Company for any period and had only recently been engaged by the Company on December 30, 2013. At the time of resignation, it had not yet released a report or opinion regarding the Company’s financial statements for the fiscal year ended December 31, 2013 or any other period.

As provided in Exhibit 99.1, by letter dated March 3, 2014 MaloneBailey, LLP advised the Company of a concern that certain lease agreements entered into by the Company with several Chinese companies in 2013 appeared to lack substance. As a result, in their opinion, it did not warrant the Company to account for gross revenues and expenses for these China based operations. Their conclusion was based on “review of the lease agreements and an interview with a key management team member that was involved in closing each of the transactions in question and maintained management of the business units”. Further, MaloneBailey, LLP stated that the overstated revenue and expenses could have a material impact on the Company’s consolidated financial statements.

The foregoing matters were raised by MaloneBailey, LLP on February 28th, 2014 following which there were several discussions between representatives of the Company and  MaloneBailey, LLP in an attempt to resolve the disagreement over the lease agreements and the statements attributed to Company management.  The issue was not resolved. MaloneBailey, LLP resigned by email notification on March 1st, 2014. The Company believes the conclusion reached by MaloneBailey, LLP was premature.

The Company has furnished a copy of this Current Report on Form 8-K to MaloneBailey, LLP and requested that MaloneBailey, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Please see Item 4.01 above

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

(d) EXHIBITS:

Exhibit No.	Desciption

16.1	MaloneBailey Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Waste Systems, Inc.

/s/   Martin Nielson
By:  Martin Nielson
Its:  Chief Executive Officer

Date:   March 6, 2014